Exhibit 10.39

ZCM Asia Holdings Pty Limited

Zurich Capital Markets Asia Pty Limited

Heartware Limited

Royal Bank of Canada

Deed of Consent to
Assignment of Sublease
Premises: Suite 4, Level 46, 2 Park Street Sydney

Matthew Seymour Property Lawyer©

Contents

Commercial details			4

Background			6

1	Defined terms & interpretation		7

	1.1	Defined terms	7
	1.2	Interpretation	7

2	Precondition		8

	2.1	Headlessor consent	8
	2.2	Seek consent	8
	2.3	Deed of Consent to Sublease	8
	2.4	Headlessor refusal	8

3	Assignment Date		8

4	Consent		8

5	RBC’s obligations		8

6	Release		9

7	Indemnity		9

	7.1	From the Assignment Date	9
	7.2	Prior to the Assignment Date	9

8	Rent and adjustments		9

	8.1	Passing rent	9
	8.2	Periodic payments	9
	8.3	Reimbursements	9
	8.4	Shortfall	10

9	Bank Guarantee		10

	9.1	Replacement Bank Guarantee	10
	9.2	Sublease applies	10
	9.3	Return original Bank Guarantee	10

10	Originals and registration		10

	10.1	Delivery	10
	10.2	Stamping and registration	11
	10.3	Original Sublease	11

11	Access date		11

	11.1	Vacant possession	11
	11.2	Late delivery	11
	11.3	Licence terms	11

12	Exercise of option		12

	12.1	Option	12
	12.2	Giving effect to option	12

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Contents

13	Makegood		12

	13.1	Headlessor’s consent	12
	13.2	Handover condition	12
	13.3	Contribution	12

14	General		12

	14.1	Costs	12
	14.2	GST	13
	14.3	Amendment	13
	14.4	Counterparts	13
	14.5	Entire understanding	13
	14.6	Further assurance	13

Signing page			14

Annexure A – Fixtures and furnishings			16

Annexure B – Variation of Sublease			17

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Commercial details

Deed dated	2007

Parties

Sublessor	ZCM Asia Holdings Pty Limited ACN 093 336 700

Notice details	Contact:	The Company Secretary,
Zurich Financial Services Australia Ltd
	Address:	5 Blue St, North Sydney
	Fax:	02 9995 1808

Assignor	Heartware Limited ACN 111 970 257

Notice details	Contact:	David Mclntyre
	Address:	3351 Executive Way, Miramar, Florida USA 33025
	Fax:	+1 954 874 1156
	Email:	dmcintyre@heartware.com

Assignee	Royal Bank of Canada ARBN 076 940 880

Notice details	Contact:	Alan Downie
	Address:	c/- RBC Capital Markets
Level 46, 2 Park Street
Sydney NSW 2000
	Fax:	(02) 9033 3156
	Email:	alan.downie@rbccm.com

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Commercial details

Items

Item 1	Premises

Suite 4, Level 46, 2 Park Street Sydney and the parking
spaces referred to in the Sublease

Item 2	Headlease
(clause 1.1)
Lease registered 7655894

Item 3	Sublease
(clause 1.1)
Sublease registered AB545729 including a sublicence of
2 permanent car parking spaces

Item 4	Assignment Date
(clause 1.1)
1 July 2007

Item 5	Passing rent
(clause 8)
Rent (Item 7 of the Sublease):
$161,769.50 per annum plus GST
Parking fee (Item 13 of the Sublease):
$840 per space per month plus GST

Item 6	Bank Guarantee amount
(clause 9)
$106,399

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Background

A	The Headlessor is the owner of the building known as 2 Park Sydney (Building).

B	The Headlessor leases Levels 46 and 47 of the Building to Zurich Capital Markets Australia Limited ACN 095 545 887 under the Headlease.

C	Zurich Capital Markets Australia Limited delisted and changed its name to Zurich Capital Markets Asia Pty Limited.

D	Zurich Capital Markets Asia Pty Limited sublet the Premises to Heartware.

E	Zurich Capital Markets Asia Pty Limited assigned the Headlease to ZCM Asia Holdings Pty Limited ACN 093 336 700 effective 1 June 2007.

F	Heartware wants to assign the Sublease to RBC but requires the Sublessor’s consent to do so.

G	The Sublessor consents to the assignment of the Sublease on the terms of this deed.

H	As the assignment of the Headlease referred to in recital E has not yet been registered, Zurich Capital Markets Asia Pty Limited (as previous sublessor) is also a party to this deed for the purpose of confirming its consent to the assignment of the Sublease.

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Consent terms

1	Defined terms & interpretation

1.1	Defined terms

The following terms and expressions have a specific meaning in this deed.

Assignment Date means the date in Item 4.

Commercial details means the part of this deed described as the Commercial details at the front of this deed.

Headlease means the lease described in Item 2.

Headlessor means the lessor under the Headlease.

Heartware means the existing tenant of the Premises under the Sublease, being the party identified as the ‘Assignor’ in the Commercial details.

Item means an item in the Commercial details.

Premises means the premises described in Item 1.

RBC means the party identified as the ‘Assignee’ in the Commercial details.

Sublessor means the lessee under the Headlease, being the party identified as ‘Sublessor’ in the Commercial details.

Sublease means the sublease described in Item 3.

Transfer means a form required by the Department of Lands – Land & Property Information to register the transfer of Sublease from Heartware to RBC.

Variation of Sublease means the variation of the Sublease in the form set out in Annexure B.
1.2	Interpretation

In this deed:
(a)	the singular includes the plural and vice versa;

(b)	a gendered noun or pronoun includes all genders;

(c)	a reference to:
(i)	this deed includes its schedules and annexures;

(ii)	a party or person includes that person’s executors, administrators, successors and permitted assigns; and

(iii)	an institute, association or council includes a reference to any replacement institute, association or council;
(d)	the use of the verb to ‘include’ (in any conjugation or participle) or the expressions ‘such as’ or ‘for example where used in this deed, are always intended to refer to a non-exclusive set as if the words ‘without limitation’ were included after their every use; and

(e)	headings are for convenience only and do not form part of this deed or affect its interpretation.

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Consent terms
2	Precondition

2.1	Headlessor consent

The assignment in clause 3 and the Sublessor’s consent in clause 4 is subject to and conditional on the Headlessor’s consent to the assignment of the Sublease and to the Variation of Sublease.
2.2	Seek consent

The Sublessor must use its best efforts to seek and obtain the Headlessor’s consent to the assignment of the Sublease and to the Variation of Sublease.
2.3	Deed of Consent to Sublease

If required by the Headlessor, RBC and the Sublessor must enter into a deed of consent to sublease with the Headlessor on terms reasonably required by the Headlessor.
2.4	Headlessor refusal

If the Headlessor:
(a)	refuses to give its consent; or

(b)	fails to consent by the Assignment Date,
to te assignment of the Sublease and or to the Variation of Sublease, any party may terminate this deed by notice to the other parties.
3	Assignment Date

Heartware assigns its right, title and interest in;
(a)	the Sublease (including any personal covenants in favour of Heartware);

(b)	the Premises; and

(c)	any fitout and furnishings in the Premises itemised in Annexure A, to RBC, on and from the Assignment Date.

RBC accepts the assignment.
4	Consent

Each of the Sublessor and Zurich Capital Markets Asia Pty Limited consents to Heartware assigning the Sublease to RBC.
5	RBC’s obligations

On and from the Assignment Date, RBC must comply with the terms of the Sublease as if it were:
(a)	named in the Sublease as lessee; and

(b)	an original party to the Sublease.

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Consent terms

6	Release

The Sublessor releases Heartware from any liability to the Sublessor arising in connection with the Sublease after the Assignment Date.

Heartware releases the Sublessor from any liability to Heartware arising in connection with the Sublease before or after the Assignment Date.
7	Indemnity

7.1	From the Assignment Date

On and from the Assignment Date, RBC is liable for and indemnifies each of the Sublessor and Heartware against any losses, damages, claims, actions, suits, proceedings, demands, costs and expenses Incurred by those parties in connection with RBC not complying with its obligations under the Sublease.
7.2	Prior to the Assignment Date
(a)	Each of Heartware and the Sublessor warrant, for the benefit of RBC, that as at the date of this deed neither party is aware of any subsisting breach of the Sublease by the other party.

(b)	Heartware is liable for and indemnifies RBC against any losses, damages, claims, actions, suits, proceedings, demands, costs and expenses incurred by RBC in connection with Heartware not complying with its obligations under the Sublease prior to the Assignment Date.
8	Rent and adjustments

8.1	Passing rent

RBC acknowledges that the passing rent under the Sublease as at the Assignment Date, reviewed in accordance with Item 8 of the Headlease is the amount in Item 5.
8.2	Periodic payments

Heartware and RBC must adjust periodic payments under the Sublease on the basis that:
(a)	Heartware is liable for any periodic payments becoming due and payable before the Assignment Date; and

(b)	RBC is liable for any periodic payments becoming due and payable on or after Assignment Date, without recourse to the Sublessor.
8.3	Reimbursements

Heartware and RBC acknowledge that if the Sublessor is required, on or after the Assignment Date, to reimburse any monies paid by Heartware before the Assignment Date, then notwithstanding the assignment of the Sublease, the Sublessor will make that payment to Heartware.

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Consent terms

8.4	Shortfall

Heartware acknowledges that:
(a)	any periodic payment made under the Sublease on an estimated basis will be adjusted at the end of the year to which the periodic payment relates; and

(b)	notwithstanding the assignment of the Sublease, Heartware is liable for any shortfall in the payment for any period before the Assignment Date. RBC has no liability to the Sublessor for any shortfall in any payment made by Heartware to the Sublessor on an estimated basis prior to the Assignment Date,
9	Bank Guarantee

9.1	Replacement Bank Guarantee

RBC must give the Sublessor a Bank Guarantee for the amount specified in Item 6, on or before the date of this deed.
9.2	Sublease applies

The provision in the Sublease relating to the bank guarantee required under the Sublease apply to the Bank Guarantee provided by RBC in accordance with this deed.
9.3	Return original Bank Guarantee

If:
(a)	RBC provides the Sublessor with a replacement Bank Guarantee in accordance with clause 9.1; and

(b)	the Sublessor, acting reasonably, is satisfied that Heartware has complied with its obligations under the Sublease up to the Assignment Date, the Sublessor will return any bank guarantee that was provided by Heartware under the Sublease, to Heartware or the issuing bank promptly after the Assignment Date.
10	Originals and registration

10.1	Delivery

On or before the date of this deed, RBC must deliver:
(a)	the Transfer (executed by Heartware and RBC); and

(b)	the Variation of Sublease (executed by RBC).
to the Sublessor.
The Sublessor will promptly execute the Variation of Sublease, and then return the Transfer, the executed Variation of Sublease and all executed counterparts of this deed to RBC.

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Consent terms

10.2	Stamping and registration

Promptly after receipt of the documents from the Sublessor in accordance with clause 10.1, RBC must:
(a)	stamp this deed;

(b)	stamp and register the Transfer; and

(c)	stamp and register the Variation of Sublease,

and return:

(d)	a stamped counterpart of this deed to Heartware and the Sublessor;

(e)	a stamped and registered counterpart Variation of Sublease to the Sublessor.
10.3	Original Sublease

On the Assignment Date, Heartware must give RBC the original counterpart Sublease and the original counterpart Deed of Consent to Sublease between Heartware, the headlessor’s and the Sublessor’s predecessor in title.
11	Access date

11.1	Vacant possession

Heartware must use its reasonable efforts to provide RBC with vacant possession of the Premises on the Assignment Date.
11.2	Late delivery

If, despite its reasonable efforts, Heartware is unable to give RBC vacant possession of the Premises by the Assignment Date, then Heartware may remain in occupation of the Premises on the terms specified in clause 11.3 for a maximum period of 30 days.

Heartware must give RBC at least 5 business days notice of the date on which it will give RBC vacant possession.
11.3	Licence terms

The licence is from day to day and terminates on the earlier of:
(a)	31 July 2007; or

(b)	the date notified by Heartware to RBC and of which RBC has had at least two business days notice.
Heartware must pay RBC a licence fee at a daily rate of $600 plus GST for reach day or part thereof until Heartware provides vacant possession of the Premises to RBC.

During the period of the licence, Heartware must comply with terms of the Sublease as if it were the sublessee named in the Sublease (except as modified by this clause in relation to the licence fee).

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Consent terms

12	Exercise of option

12.1	Option

RBC gives the Sublessor notice in accordance with the terms of the Sublease (by reference to clause 17 of the Headlease) that it exercises the option to renew the Sublease for a further period of 2 years 11 months effective on the Assignment Date.
12.2	Giving effect to option

The Sublessor and RBC agree to give effect to the exercise of the option under clause 12.1 and to further extend the term of the option lease to 29 June 2011 by entering into the Variation of Sublease on the same date as this deed and to be effective on and from the Assignment Date and to be registered by the Sublessor after the Transfer.
13	Makegood

13.1	Head lessor’s consent

Heartware must do everything reasonably necessary to assist RBC to submit and pursue the Headlessor’s approval of RBC’s fitout plans for the Premises. RBC agrees to pay any reasonable costs incurred by Heartware in connection with fulfilling its obligations under this clause.
13.2	Handover condition

At the later of the Assignment Date or the access date under clause 11, the Premises must be in the same or substantially similar condition to the condition they were in at the date of this deed (subject to clause 9.5 of the Headlease — relating to destruction of the Premises).
13.3	Contribution

Heartware must contribute $40,000 plus GST to RBC’s makegood of Heartware’s fitout in the Premises (makegood contribution).

Heartware must pay the makegood contribution to RBC on the date of this deed provided that RBC has first provided a tax invoice from RBC or its contractor to Heartware.
14	General

14.1	Costs

RBC must pay:
(a)	the Sublessor’s reasonable legal costs in connection with the transaction contemplated by this deed;

(b)	the Headlessor’s reasonable legal costs in relation to the Deed of Consent to Sublease;

(c)	the duty on the Transfer;

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Consent terms

(d)	the duty on this deed;

(e)	the duty on the Variation of Sublease;

(f)	the fee for registering the Transfer at the Department of Lands; and

(g)	the fee for registering the Variation of Sublease at the Department of Lands.
14.2	GST

In this clause 14.2, a word or expression defined in the A New Tax System(Gods and Service Tax) Act 1999 (Cth) has the meaning given to it in that Act.

If one party is required to pay for a taxable supply under this deed, then unless otherwise stated, the consideration for that supply must be grossed up to include GST if the supplier provides the payer with a tax invoice for the GST inclusive amount.

If one party reimburses the other for an expense, the reimbursement amount must be netted down to the extent that the party being reimbursed is entitled to an input tax credit for the payment.
14.3	Amendment

This deed may only be varied or replaced by a document executed by the parties.
14.4	Counterparts

This deed may consist of a number of counterparts and, if so, the counterparts taken together constitute one document.
14.5	Entire understanding

This deed, the Sublease and the Variation of Sublease contain the entire understanding between the parties as to the subject matter of this deed.
14.6	Further assurance

Each party must do, sign, execute and deliver all deeds, documents, instruments and acts reasonably required of it by notice from another party to carry out and give full effect to this deed and the rights and obligations of the parties under it.

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Signing page

Executed as a deed.

)
EXECUTED by ZCM ASIA HOLDINGS PTY LIMITED	)

Company Secretary/Director		Director

Name of Company Secretary/Director (print)		Name of Director (print)

)
EXECUTED by ZURICH CAPITAL	)
MARKETS ASIA PTY LIMITED

Company Secretary/Director		Director

Name of Company Secretary /Director (print)		Name of Director (print)

EXECUTED by HEARTWARE LIMITED	) )

/s/ David J. Mclntyre		/s/ Douglas E. Godshall

Company Secretary		Director

David J. Mclntyre		Douglas E. Godshall

Name of Company Secretary (print)		Name of Director (print)

SIGNED, SEALED and DELIVERED for ROYAL BANK OF CANADA under power of attorney in the presence of:

Signature of attorney		Signature of witness

Name of attorney (print)		Name of witness

Date of power of attorney

Book No.

Registration

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Annexure A — Fixtures and furnishings

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Annexure A

Description of Item	Quantity
Board Table (Logon 4000xl300mmin Sycamore Veneer with cable box)	1

Projector Screen (Draper Baronet Motorised 2130x2130 Matt White)	1

Bar fridge in board room	1

Fridge for kitchen	1

Coffee machine S9AP	1

Microwave - LG	1

Double filing cabinets	3

Single filing cabinets	1

Single personal filing cabinet with orange/ red soft tops	13

Side tables (green)	6

Large meeting room table	1

Small meeting room table	1

Meeting room chairs - small	1

Chairs - large	21

Workstations	4

Annexure B — Variation of sublease

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Form: 01TL Licence: 03-11-061 Licensee: Blake Dawson Waldron	TRANSFER OF LEASE MORTGAGE OR CHARGE	Leave this space clear. Affix additional pages to the top left-hand corner.
New South Wales
Real Property Act 1900
PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any.

	STAMP DUTY		Office of State Revenue use only

(A)	LEASEMORTGAGE/ CHARGE		AB545729B

(B)	TORRENS TITLE		Folio identifier 12/1048563

(C)	LODGED BY	Delivery Box 238N	Name, Address or DX and Telephone Blake Dawson Waldron DX 355 Sydney Tel: 02 9258 6000 Reference (optional): BLB.02-1417-6955	CODE TL TM TC

(D)	TRANSFEROR		HEARTWARE LIMITED ACN 111 970 257

(E)			The transferor acknowledges receipt of the consideration of $ and transfers to the transferee all the transferor’s estate and interest in the lease specified above.

(F)			Encumbrances (if applicable): 1. 2. 3.

(G)	TRANSFEREE		ROYAL BANK OF CANADA ARBN 076 940 880
(H)			TENANCY:

DATE		/		/
	dd		mm		yyyy

(I)	See annexure for execution.

Page 1 of 2	All handwriting must be in block capitals

ANNEXURE TO TRANSFER OF LEASE MORTGAGE OR CHARGE BETWEEN HEARTWARE LIMITED ACN 111 970 257 AND ROYAL BANK OF CANADA ARBN 076 940 880 DATED
Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the corporation named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified: Corporation: HEARTWARE LIMITED ACN 111 970 257 Authority: section 127 of the Corporations Act 2001

/s/ Douglas E. Godshall	/s/ David J. Mclntyre

Signature of authorised person	Signature of authorised person

DOUGLAS E. GODSHALL	DAVID J. MCLNTYRE

Name of authorised person	Name of authorised person

MANAGING DIRECTOR	SECRETARY

Office held	Office held

I certify that the attorney(s) signing opposite, with whom I am personally acquainted or as to whose identity I am otherwise satisfied, signed this transfer of lease in my presence.	Certified correct for the purposes of the Real Property Act 1900 by the attorney(s) named below who signed this transfer of lease pursuant to the power of attorney specified.

Signature of witness	Signature of attorney(s)

Attorney’s name(s)

Royal Bank of Canada

Name of witness	Signing on behalf of

Address of witness	Power of attorney - Book

-No

Page 2 of 2	All handwriting must be in block capitals

I certify that the attorney(s) signing opposite, with whom I am personally acquainted or as to whose identity I am otherwise satisfied, signed this variation of lease in my presence.
/s/ Mark Linton Simpkins

Signature of witness
MARK LINTON SIMPKINS

Name of witness
C/- ROYAL BANK OF CANADA

Address of witness
LEVEL 46, 2 PARK ST. SYDNEY, NEW, 2000.

Certified correct for the purposes of the Real Property Act 1900 by the attorney(s) named below who signed this variation of lease pursuant to the power of attorney specified.
/s/ Rodney Darren Ireland

Signature of attorney(s)
RODNEY DARREN IRELAND

Attorney[‘s/s’] name(s)
Royal Bank of Canada

Signing on behalf of

Power of attorney - Book

No

All handwriting must be in block capitals	Page 3 of 3

Form:	01TL	TRANSFER OF LEASE
Licence:	03-11-061	MORTGAGE OR CHARGE	Leave this space clear. Affix additional
Licensee:	Blake Dawson Waidron		pages to the top left-hand corner.
New South Wales
Real Property Act 1900
PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any.

	STAMP DUTY	Office of State Revenue use only

(A)	LEASEMORTGAGE CHARGE	AB545729B

(B)	TORRENS TITLE	Folio identifier 12/1048563

(C)	LODGED BY	Delivery Box 238N	Name, Address or DX and Telephone Blake Dawson Waldron DX 355 Sydney Tel: 02 9258 6000 Reference (optional): BLB.02-1417-6955	CODE TL TM TC

(D)	TRANSFEROR	HEARTWARE LIMITED ACN 111 970 257

(E)		The transferor acknowledges receipt of the consideration of $ and transfers to the transferee all the transferor’s estate and interest in the lease specified above.

(F)		Encumbrances (if applicable): 1. 2. 3.

(G)	TRANSFEREE	ROYAL BANK OF CANADA ARBN 076 940 880

(H)		TENANCY:

	DATE	/ / dd mm yyyy

(I)	See annexure for execution.

Page 1 of 2	All handwriting must be in block capitals

ANNEXURE TO TRANSFER OF LEASE MORTGAGE OR CHARGE BETWEEN HEARTWARE LIMITED ACN 111 970 257 AND ROYAL BANK OF CANADA ARBN 076 940 880 DATED

I certify that the authorised officer signing opposite, with whom I am personally acquainted or as to whose identity I am otherwise satisfied, signed this transfer of lease in my presence.

Signature of witness

Name of witness

Address of witness

I certify that the attorney(s) signing opposite, with whom I am personally acquainted or as to whose identity I am otherwise satisfied, signed this transfer of lease in my presence.
/s/ MARK LINTON SIMPKINS

Signature of witness
MARK LINTON SIMPKINS

Name of witness
C/- ROYAL BANK OF CANADA

Address of witness
LEVEL 46, 2 PARK ST, SYDNEY, NEW, 2000.

Certified correct for the purposes of the Real Property Act 1900 by the authorised officer named below.

Signature of authorised officer

Authorised officer’s name

Authority of officer
Heartware Limited

Signing on behalf of
Certified correct for the purposes of the Real Property Act 1900 by the attorney(s) named below who signed this transfer of lease pursuant to the power of attorney specified.
/s/ Rodney Darren Ireland

Signature of attorney(s)
RODNEY DARREN IRELAND

Attorney[‘s/s’] name(s)
Royal Bank of Canada

Signing on behalf of

Power of attorney - Book	4420

No	77

Page 2 of 2	All handwriting must be in block capitals